Condensed Statements of Operations (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
CONSOLIDATED STATEMENTS OF OPERATIONS
Revenue	$ 2,445	$ 664
Cost of sales	(1,205)	(406)
Gross margin	1,240	258
Other operating expenses
Research and development expenses	24,380	18,751
General and administrative expenses	10,520	7,945
Other expenses	10,188	10,021
Loss from operations	(43,848)	(36,459)
Department of Energy cost share	20,462	14,736
USTDA cost share	13	(943)
Net income (loss)	$ (23,373)	$ (22,666)